Exhibit 99.1

                                                 Contact: Chantelle Kammerdiener
                                                                  (502) 636-4415
                                                           or (502) 636-266-8731
                                                           www.kentuckyderby.com


CHURCHILL DOWNS INCORPORATED REPORTS SECOND QUARTER RESULTS


LOUISVILLE, Ky. (Aug. 4, 1999) - Churchill Downs Incorporated (Nasdaq NM: CHDN) today made an additional announcement of its reported second-quarter and half-year results for the period ended June 30, 1999. It made this announcement to include additional supplemental information for its operating units and to provide operating income for its business units consistent with its segment disclosures.

        Net revenues for the second quarter were a record $84.1 million, up 25 percent over $67.4 million reported for the same period in 1998. Net earnings for the quarter were $13.7 million, up 1 percent from $13.5 million in 1998. Diluted earnings per share were $1.79 for the second quarter of both 1999 and 1998.

        Net revenues for the first half of 1999 were a record $101.8 million, a 23 percent increase over $82.8 million reported for the same period for 1998. Net earnings were $10.7 million, an 11 percent decrease from $12 million in 1998. Diluted earnings per share were $1.39, compared with $1.61 diluted in 1998.

        Thomas H. Meeker, president and chief executive officer of Churchill Downs Incorporated, said net revenues were fueled by the April 1999 acquisition of Calder Race Course in Miami and record attendance and wagering for the Kentucky Oaks and Kentucky Derby.

        "Our completion of the Calder Race Course acquisition in April has allowed us to fully realize the benefits of the track's 1999 race meet. Our integration of the property has been successful, and we are pleased with the positive contribution this acquisition is making to our 1999 performance," Meeker said.

        "Additionally, we are especially proud of the outstanding results and publicity we received from the 125th runnings of the Kentucky Oaks and the Kentucky Derby. These premier racing events continue to be valuable assets for our Company, and the momentum and excitement they generated carried through Churchill Downs' 1999 Spring Meet."

        The Kentucky Oaks attracted to Churchill Downs a record attendance of 101,000 people on April 30. The Kentucky Derby, held the following day, attracted the race's second largest crowd of 151,000 people and brought in record total wagering of $57.3 million. The track's total wagering during the 1999 Spring Meet, April 24 through June 27, reached a record $430.5 million, a 7 percent increase over last year.

        Meeker said the Company's earnings for both the half year and the second quarter were affected by increased expenses incurred as a result of the Company's development activities and the expansion of corporate services to support that growth. Combined with increased interest expense and a higher tax rate, the Company incurred higher operating costs than in 1998, which resulted from the additions of Ellis Park Race Course in April 1998 and Calder Race Course and the seasonality of those operations. Calder's race meet began in late May while Ellis Park's meet started June 28, two days before the second quarter ended.

        "Even with these additional expenses, we achieved a slight gain in net earnings for the second quarter," Meeker said. "We are pleased with our overall corporate progress, which included earnings that were in line with analysts' projections."

        In addition to the acquisition of Calder Race Course and Churchill Downs' Spring Meet, the second quarter was highlighted by the announcements of a public offering of the Company's common stock and the Company's agreement to purchase Hollywood Park Race Track in Inglewood, Calif. The public offering was completed July 20, while closing of the Hollywood Park purchase is expected by the end of August.

        Meeker noted that the Company's proceeds from the stock offering, less commission expenses and before offering expenses, contributed $63.2 million in additional equity capital during the third quarter of 1999. The proceeds were used to repay bank borrowings.

        "We are pleased with the success of the offering," he said. "It not only strengthened our financial position but it also broadened the support of the stock among analysts, institutional and individual investors. We believe this capital infusion, coupled with the increased line of credit and expected positive cash flow from operations, will enable us to continue expanding our existing racing operations and to pursue additional strategic acquisitions - all of which, we believe, will help add to the Company's growth."

        Churchill Downs Incorporated, headquartered in Louisville, Ky., is one of the world's leading horse racing companies. Its flagship operation, Churchill Downs, is home of the Kentucky Derby and hosted its 125th running on May 1. The Company has additional racing and simulcast-wagering operations in Kentucky, Indiana and Florida and interests in various racing services companies. Churchill Downs Incorporated can be found on the Internet at WWW.KENTUCKYDERBY.COM.

        This press release contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the presently estimated amounts. These risks and uncertainties include: the continued ability of the Company to effectively compete for the country's top horses and trainers necessary to field high-quality horse racing; the continued ability of the Company to grow its share of the interstate simulcast market; a substantial change in regulations affecting our gaming activities; a substantial change in allocation of live racing days; the impact of competition from alternative gaming (including lotteries and riverboat and cruise ship casinos) and other sports and entertainment options in those markets in which the Company operates; a decrease in riverboat admissions revenue from the Company's Indiana operations; Year 2000 computer issues; and the Company's success in its pursuit of strategic initiatives designed to generate additional revenues.

                          CHURCHILL DOWNS INCORPORATED
                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
            for the six and three months ended June 30, 1999 and 1998
                                   (Unaudited)


                                Six Months Ended June 30,     Three Months Ended June 30,
                                   1999           1998           1999           1998

Net  revenues                  $101,802,751    $82,759,503    $84,139,825    $67,374,352
Operating expenses               74,819,679     58,336,648     55,662,526     42,337,520
                               -------------   ------------   ------------   ------------
     Gross profit                26,983,072     24,422,855     28,477,299     25,036,832

Selling, general and
     administrative expenses      6,889,501      4,972,595      3,586,386      2,816,841
                               -------------   ------------   ------------   ------------

     Operating income            20,093,571     19,450,260     24,890,913     22,219,991
                               -------------   ------------   ------------   ------------

Other income (expense):
          Interest income           362,233        362,305        214,802        173,035
          Interest expense       (2,208,832)      (405,297)    (1,773,367)      (300,773)
          Miscellaneous, net        125,025        166,186         80,908         49,131
                               -------------   ------------   ------------   ------------
                                 (1,721,574)       123,194     (1,477,657)       (78,607)
                               -------------   ------------   ------------   ------------

    Earnings before income
         tax provision           18,371,997     19,573,454     23,413,256     22,141,384
                               -------------   ------------   ------------   ------------

Federal and state income tax
provision                        (7,716,239)    (7,620,000)    (9,747,362)    (8,618,900)
                               -------------   ------------   ------------   ------------

     Net earnings               $10,655,758    $11,953,454    $13,665,894    $13,522,484
                               =============   ============   ============   ===========

Net earnings per share:
     Basic                            $1.42          $1.62          $1.82          $1.81
     Diluted                          $1.39          $1.61          $1.79          $1.79

Weighted average shares
outstanding:
     Basic                        7,525,041      7,395,387      7,525,041      7,472,978
     Diluted                      7,670,520      7,438,018      7,649,420      7,546,183


                          CHURCHILL DOWNS INCORPORATED
              CONDENSED SUPPLEMENTAL INFORMATION BY OPERATING UNIT
            for the six and three months ended June 30, 1999 and 1998
                                   (Unaudited)


                                Six Months Ended June 30,     Three Months Ended June 30,
                                   1999           1998           1999            1998

Net revenues:
  Churchill Downs              $ 61,133,244    $59,229,012    $56,489,871     $53,862,049
  Calder Race Course             11,701,055             -      11,701,055              -
  Hoosier Park                   24,257,551     21,892,138     13,309,144      11,873,950
  Ellis Park                      2,962,494      1,297,524      1,796,177       1,297,524
  Other operations                2,711,303        946,832      1,498,383         612,832
                               -------------   ------------   ------------    ------------
                                102,765,647     83,365,506     84,794,630      67,646,355
  Eliminations                     (962,896)      (606,003)      (654,805)       (272,003)
                               -------------   ------------   ------------    ------------
                               $101,802,751    $82,759,503    $84,139,825     $67,374,352
                               =============   ============   ============    ============




EBITDA:
  Churchill Downs              $ 19,469,093   $ 19,162,953    $23,943,786     $22,513,814
  Calder Race Course              1,887,829             -       1,887,829              -
  Hoosier Park                    3,386,777      3,006,942      1,708,437       1,353,128
  Ellis Park                       (803,070)      (428,540)      (421,362)       (428,540)
  Other operations                  661,687        426,664        333,602         223,187
                               -------------   ------------   ------------    ------------
                               $ 24,602,316    $22,168,019    $27,452,292     $23,661,589
                               =============   ============   ============    ============




Operating income (loss):
  Churchill Downs              $ 17,665,499    $17,296,551    $23,055,787     $21,639,683
  Calder Race Course              1,301,995             -       1,301,995              -
  Hoosier Park                    2,765,830      2,456,892      1,389,071       1,078,103
  Ellis Park                     (1,449,988)      (628,704)      (747,982)       (628,704)
  Other operations                 (189,765)       325,521       (107,958)        130,909
                               -------------   ------------   ------------    ------------
                                $20,093,571    $19,450,260    $24,890,913     $22,219,991
                               =============   ============   ============    ============


                          CHURCHILL DOWNS INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                      June 30,      December 31,       June 30,
                 ASSETS                                 1999            1998             1998
                                                        ----            ----             ----
Current assets:
     Cash and cash equivalents                      $ 21,927,123    $  6,379,686    $  7,952,835
     Accounts receivable                              14,652,743      11,968,114      14,436,397
     Other current assets                              1,670,492       1,049,084         363,734
                                                    -------------  --------------   -------------
          Total current assets                        38,250,358      19,396,884      22,752,966

Other assets                                           8,947,247       3,796,292       4,452,913
Plant and equipment, net                             133,461,131      83,088,204      84,663,446
Intangible assets, net                                62,268,627       8,369,395       9,488,088
                                                    -------------   -------------   -------------
                                                    $242,927,363    $114,650,775    $121,357,413
                                                    =============   =============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                               $ 14,717,921    $  6,530,502    $ 11,375,368
     Accrued expenses                                 16,937,491       8,098,228       9,359,247
     Dividends payable                                        -        3,762,521              -
     Income taxes payable                              7,678,956         257,588       7,110,768
     Deferred revenue                                  3,362,318       8,412,552       2,307,262
     Long-term debt, current portion                     479,202         126,812         122,801
                                                    -------------   -------------   -------------
          Total current liabilities                   43,175,888      27,188,203      30,275,446

Long-term debt, due after one year                   103,271,284      13,538,027       8,728,963
Other liabilities                                      4,553,890       1,755,760       4,099,794
Deferred income taxes                                 15,982,069       6,937,797       8,000,643
Shareholders' equity:
     Preferred stock, no par value;
          authorized, 250,000 shares; issued,none                                             -
     Common stock, no par value; authorized,
          20,000,000 shares, issued 7,525,041
          shares, June 30, 1999 and December 31,
          1998 and 7,516,934 shares,
          June 30, 1998                                8,926,975       8,926,975       8,808,613
     Retained earnings                                67,254,715      56,598,957      61,796,384
     Deferred compensation costs                        (172,458)       (229,944)       (287,430)
     Note receivable for common stock                    (65,000)        (65,000)        (65,000)
                                                    -------------   -------------   -------------
                                                      75,944,232      65,230,988      70,252,567
                                                    -------------   -------------   -------------
                                                    $242,927,363    $114,650,775    $121,357,413
                                                    =============   =============   =============


                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHURCHILL DOWNS INCORPORATED



        August 4, 1999                     \s\ Robert L. Decker
                                           -------------------------------------
                                           Robert L. Decker
                                           Executive Vice President and Chief
                                           Financial Officer
                                           (Principal Financial Officer)



        August 4, 1999                     \s\Vicki L. Baumgardner
                                           -------------------------------------
                                           Vicki L. Baumgardner
                                           Vice President, Finance and Treasurer
                                           (Principal  Accounting Officer)